ADVISORS DISCIPLINED TRUST 1713

                          SUPPLEMENT TO THE PROSPECTUS

     Nuveen Premium Income Municipal Fund 2, Inc. (NYSE: NPM) has merged with and into Nuveen AMT-Free Quality Municipal Income Fund (formerly Nuveen AMT-Free Municipal Income Fund) (NYSE: NEA). Nuveen Premium Income Municipal Fund, Inc. (NYSE: NPI) has merged with and into Nuveen Quality Municipal Income Fund (formerly Nuveen Dividend Advantage Municipal Fund) (NYSE: NAD). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers Municipal Closed-End Portfolio, Series 2016-3 now includes shares of Nuveen AMT-Free Quality Municipal Income Fund and Nuveen Quality Municipal Income Fund and will no longer include shares of Nuveen Premium Income Municipal Fund 2, Inc. or Nuveen Premium Income Municipal Fund, Inc.

     Supplement Dated:  September 12, 2016